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                                                                    EXHIBIT 10.3

                                   TVX, INC.

                       1996 DIRECTORS' STOCK OPTION PLAN


                              SECTION 1. PURPOSE

          The 1996 Directors' Stock Option Plan (the "Plan") of TVX, Inc., a Delaware corporation (the "Company"), provides for the grant of Stock Options to Nonemployee Directors in order to encourage and provide incentives for high level performance by the Nonemployee Directors of the Company.


                    SECTION 2. NON-INCENTIVE STOCK OPTIONS

          The Stock Options granted under the Plan shall be nonstatutory stock options ("NSOs") which are intended to be options that do not qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").


                           SECTION 3. ADMINISTRATION

          3.1  Committee.  The Plan shall be administered by the Board of
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Directors of the Company (the "Board") or by a committee consisting of two or more non-employee members of the Board (the "Committee"). The Committee or the Board, as the case may be, shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and any Stock Options granted thereunder, and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Code or in order to conform to any regulation or to any change in any law or regulation applicable thereto. However, the Committee shall have no authority, discretion or power to select the Nonemployee Directors who will receive any Stock Options, determine the number of shares to be issued hereunder or the time at which such Stock Options are to be granted, establish the duration of the Stock Options or alter any other terms or conditions specified in the Plan, except in the sense of administering the Plan pursuant to the provisions of the Plan. The Board may reserve to itself any of the authority granted to the Committee as set forth herein, and it may perform and discharge all of the functions and responsibilities of the Committee at any time that a duly constituted Committee is not appointed and serving. All references in this Plan to the "Committee" shall be deemed to refer to the Board whenever the Board is discharging the powers and responsibilities of the Committee.
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          3.2  Actions of Committee.  All actions taken and all interpretations
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and determinations made by the Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.


                            SECTION 4. DEFINITIONS

          4.1  "Stock Option or Stock Options."  A Stock Option is the right
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granted under the Plan to a Nonemployee Director to purchase, at such time or times and at such price or prices ("Option Price") as are determined pursuant to the Plan, the number of shares of Common Stock determined pursuant to the Plan.

          4.2  "Common Stock."  A share of Common Stock means a share of
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authorized but unissued Common Stock, par value $.01 per share, of the Company.

          4.3  "Fair Market Value."  If the Common Stock is not traded publicly,
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the Fair Market Value of a share of Common Stock on any date shall be determined, in good faith, by the Board or the Committee after such consultation with outside legal, accounting and other experts as the Board or the Committee may deem advisable. If the Common Stock is traded publicly, the Fair Market Value of a share of Common Stock on any date shall be the average of the representative closing bid and asked prices, as quoted by the National Association of Securities Dealers through NASDAQ (its automated system for reporting quotes), for the date in question or, if the Common Stock is listed on the Nasdaq National Market or is listed on a national stock exchange, the officially quoted closing price on the date in question.

          4.4  "Nonemployee Director."  A Nonemployee Director is a member of
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the Board of Directors of the Company who is not also an employee of the Company or any of its subsidiaries.

          4.5  "Participant."  A Participant is a Nonemployee Director to whom
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Stock Options are granted.

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                           SECTION 5. OPTION GRANTS

          5.1  Grants.  Each Nonemployee Director shall be eligible to be
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granted Stock Options from time to time during the term of this Plan.

          5.2  Price.  The purchase price per share of Common Stock for the
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shares to be purchased pursuant to the exercise of any Stock Option shall be
100% of the Fair Market Value of a share of Common Stock on the date on which the Nonemployee Director is granted the Stock Options.

          5.3  Other Terms.  Except for the limitations set forth in Sections
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5.2 and 7.1, the terms and provisions of Stock Options shall be as determined from time to time by the Committee, and Stock Options issued may contain terms and provisions different from other Stock Options granted to the same or other Stock Option recipients. Stock Options shall be evidenced by a written agreement ("Option Agreement") containing such terms and provisions as the Committee may determine, subject to the provisions of the Plan.


             SECTION 6. SHARES OF COMMON STOCK SUBJECT TO THE PLAN

          6.1  Maximum Number.  The maximum aggregate number of shares of Common
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Stock that may be made subject to Stock Options shall be 250,000 authorized but unissued shares. If any shares of Common Stock subject to Stock Options are not purchased or otherwise paid for before such Stock Options expire, such shares may again be made subject to Stock Options.

          6.2  Adjustments for Stock Split, Stock Dividend, etc.  If the Company
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shall at any time increase or decrease the number of its outstanding shares of
Common Stock or change in any way the rights and privileges of such shares by means of the payment of a stock dividend or any other distribution upon such shares payable in Common Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Common Stock, then in relation to the Common Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased,decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (i) the shares of Common Stock as to which Stock Options may be granted under this Plan; and (ii) the shares of Common Stock then included in outstanding Stock Options granted hereunder.

          6.3  Dividend Payable in Stock of Another Corporation, etc.  If the
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Company shall at any time pay or make any dividend

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or other distribution upon the Common Stock payable in securities of another corporation or other property (except money or Common Stock), a proportionate part of such securities or other property shall be set aside and delivered to any Participant then holding Stock Options for the Common Stock for which the dividend or other distribution was made, upon exercise thereof. Prior to the time that any such securities or other property are delivered to a Participant in accordance with the foregoing, the Company shall be the owner of such securities or other property and shall have the right to vote the securities, receive any dividends payable on such securities, and in all other respects shall be treated as the owner. If securities or other property which have been set aside by the Company in accordance with this Section 6.3 are not delivered to a Participant because the Stock Options have not been exercised, then such securities or other property shall remain the property of the Company and shall be dealt with by the Company as it shall determine in its sole discretion.

          6.4  Other Changes in Capital Stock.  In the event there shall be any
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change, other than as specified in Sections 6.2 and 6.3, in the number or type of outstanding shares of Common Stock or of any stock or other securities into which the Common Stock shall be changed or for which it shall have been exchanged, and if the Committee shall in its discretion determine that such change equitably requires an adjustment in the number of shares subject to outstanding Stock Options or which have been reserved for issuance pursuant to this Plan but are not then subject to Stock Options, then such adjustments shall be made by the Committee and shall be effective for all purposes of this Plan and on all outstanding Stock Options that involve the type of Common Stock for which a change was effected.

          6.5  Rights to Subscribe.  If the Company shall at any time grant to
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the holders of its Common Stock rights to subscribe pro rata for additional shares thereof or for any other securities of the Company or of any other corporation, there shall be reserved with respect to the shares of Common Stock then subject to Stock Options held by any Participant, the Common Stock or other securities which the Participant would have been entitled to subscribe for if immediately prior to such grant the Participant had exercised all of his Stock Options. If, upon exercise of any such Stock Options, the Participant subscribes for the additional Common Stock or other securities, the Participant shall pay to the Company the price that is payable by the Participant for such Common Stock or other securities.

          6.6  General Adjustment Rules.  If any adjustment or substitution
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provided for in this Section 6 shall result in the creation of a fractional share, the Company shall, in lieu of selling or otherwise issuing such fractional share, pay to the Participant a cash sum in an amount equal to the product of such

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fraction multiplied by the Fair Market Value of a share on the date the fractional Share would otherwise have been issued. In the case of any substitution or adjustment provided for in this Section 6 affecting Stock Options, the total purchase price for the shares of Common Stock then subject to Stock Options shall remain unchanged but the purchase price per share under such Stock Options shall be equitably adjusted by the Committee to reflect the greater or lesser number of shares of Common Stock or other securities into which the Common Stock subject to the Stock Options may have been changed.

          6.7  Determination by the Committee.  Adjustments under this Section 6
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shall be made by the Committee, whose determinations with regard thereto shall be final and binding upon all parties thereto.


                     SECTION 7. EXERCISE OF STOCK OPTIONS

          7.1  Time of Exercise.  Unless otherwise determined by the Committee,
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Stock Options shall become exercisable immediately upon grant. Stock Options shall expire, to the extent not exercised, ten years after the date on which they were granted.

          7.2  Stock Restriction Agreement.  The Committee may provide in the
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Option Agreement or any other agreement with the Participant, that shares of
Common Stock issuable upon the exercise of Stock Options shall, under certain conditions, be subject to restrictions whereby the Company has a right of first refusal with respect to such shares or a right or obligation to repurchase all or a portion of such shares, which restrictions may survive a Participant's term as a director of the Company. The acceleration of time or times at which Stock Options become exercisable may be conditioned upon the Participant's agreement to such restrictions.

          7.3  Termination of Director Status before Exercise.  Unless otherwise
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determined by the Committee at the time of grant, if a Participant's term as a director of the Company shall terminate for any reason other than the Participant's death or disability, any Stock Options then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his director status. If the Stock Options are not exercised during the applicable period, they shall be deemed to have been forfeited and of no further force or effect.

          7.4  Disposition of Forfeited Stock Options.  Any shares of Common
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Stock subject to Stock Options forfeited by a Participant shall not thereafter be eligible for purchase by the

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Participant but may be made subject to Stock Options granted to other
Participants.

          7.5  Withholding of Tax.  To the extent required by applicable law and
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regulation, each Participant must arrange with the Company for the payment of any federal, state or local income or other tax applicable to the Stock Option granted hereunder before the Company shall be required to deliver to the Participant a certificate for the shares purchased upon exercise of the Stock Options.


                 SECTION 8. NO EFFECT UPON STOCKHOLDER RIGHTS

          Nothing in this Plan shall interfere in any way with the right of the stockholders of the Company to remove the Participant from the Board of Directors pursuant to the General Corporation Law of the State of Delaware and the Company's Certificate of Incorporation and Bylaws.


                     SECTION 9. NO RIGHTS AS A STOCKHOLDER

          Except as provided for herein, a Participant shall have no rights as a stockholder with respect to any shares of Common Stock subject to Stock Options. Except as provided in Section 6.2, no adjustment shall be made in the number of shares of Common Stock issued to a Participant, or in any other rights of the Participant upon exercise of Stock Options by reason of any dividend, distribution or other right granted to stockholders for which the record date is prior to the date of exercise of the Participant's Stock Options.


                           SECTION 10. ASSIGNABILITY

          Unless otherwise determined by the Committee, no Stock Options granted under this Plan, nor any other rights acquired by a Participant under this Plan, shall be assignable or transferable by a Participant, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, Title I of the Employee Retirement Income Security Act ("ERISA"), or the rules thereunder. In the event of the Participant's death, the Stock Options may be exercised to the extent then exercisable under the applicable Option Agreement by the personal representative of the Participant's estate or, if no personal representative has been appointed, by the successor or successors in interest determined under the Participant's will or under the applicable laws of descent and distribution.

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           SECTION 11. REORGANIZATION OR LIQUIDATION OF THE COMPANY

          In the event that the Company is merged or consolidated with another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification, conversion, exchange or other change of outstanding Shares), or if all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation, business entity or person (other than a sale or conveyance in which the company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company), or in case of a reorganization (other than a reorganization under the United States Bankruptcy Code) or liquidation of the Company, and if the provisions of Section 12 hereof do not apply, the Board of Directors shall have the power and discretion to prescribe the terms and conditions for the exercise of, or modification of, the Stock Options granted hereunder. By way of illustration, and not by way of limitation, such Board members may provide for the complete or partial acceleration of the dates of exercise of the Stock Options, or may provide that such Stock Options will be exchanged or converted into options to acquire securities of the surviving or acquiring corporation, or may provide for a payment or distribution in respect of outstanding Stock Options (or the portion thereof that is currently exercisable) in cancellation thereof. Such Board members may provide that Stock Options or other rights granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised that such Stock Options will expire. Any such determinations by the Board of Directors may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants. The provisions of this
Section 11 shall not apply to any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's capital stock.


                         SECTION 12. CHANGE IN CONTROL

          12.1 Options.  In the event of a change in control of the Company as
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defined in Section 12.2, the Board of Directors shall accelerate the exercise dates of any outstanding Stock Options or make all such options fully vested and exercisable and may, in their sole discretion, without obtaining stockholder approval, to the extent permitted by Section 13, take any or all of the following actions: (a) grant a cash bonus award to any Participant in an amount necessary to pay the exercise price of all or any portion of the Stock Options then held by such

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Participant; (b) pay cash to any or all Participants in exchange for the cancellation of their outstanding Stock Options (effective as of the date of the Change of Control) in an amount equal to the difference between the exercise price of such Stock Options and the greater of the tender offer price for the underlying Common Stock or the Fair Market Value of the Common Stock on the date of the cancellation of the Stock Options; and (c) make any other adjustments or amendments to the outstanding Stock Options.

          12.2 Definition.  For purposes of this Plan, a "change in control"
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shall be deemed to have occurred if (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), other than (i) CommNet Cellular Inc., or (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of more than 33-1/3% of the then outstanding voting stock of the Company; or (b) at any time during any period of three consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.


                             SECTION 13. AMENDMENT

          The Board may from time to time alter, amend, suspend or discontinue the Plan, including, where applicable, any modifications or amendments as it shall deem advisable in order to conform to any regulation or to any change in any law or regulation applicable thereto; provided, however, that no such action shall adversely affect the rights and obligations with respect to Stock Options at any time outstanding under the Plan;

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and provided further that any amendment which, under state or federal law or the applicable rules of any exchange or trading system on which the Common Stock is traded, would require stockholder approval shall take effect only upon such approval.


                  SECTION 14. REGISTRATION OF OPTIONED SHARES

          The Stock Options shall not be exercisable unless the purchase of such optioned shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended (the "Act"), or unless, in the opinion of counsel to the Company, the proposed purchase of such optioned shares would be exempt from the registration requirements of the Act and from the registration or qualification requirements of applicable state securities laws.


                      SECTION 15. BROKERAGE ARRANGEMENTS

          The Committee, in its discretion, may enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the disposition of shares acquired upon exercise of Stock Options including, without limitation, arrangements for the simultaneous exercise of Stock Options and sale of the shares acquired upon such exercise.


                    SECTION 16. NONEXCLUSIVITY OF THE PLAN

          Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to Nonemployee Directors, which the Company now has lawfully put into effect.


                          SECTION 17. EFFECTIVE DATE

          This Plan was adopted by the Board of Directors of the Company and became effective on September 18, 1996 and was approved by the stockholders of the Company on the same date.

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